Exhibit 10.4

SHARE CAP AGREEMENT

Reference is made to the Warrant Exercise Agreement (the “Agreements”), dated as of June 6, 2018, by and between Brainstorm Cell Therapeutics Inc., a Delaware corporation (the “Company”), and each of the undersigned Holders, and the New Warrants issued pursuant thereto. Capitalized terms used but not defined herein shall have the meaning set forth in the Agreements.

IN CONSIDERATION of the mutual covenants contained in the Agreements, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Holders and the Company agree as follows:

Each of the undersigned Holders hereby agrees and covenants that, notwithstanding anything to the contrary in the Agreement or the New Warrant, the New Warrants shall not be exercisable for an aggregate amount of Warrant Shares in excess of the Share Cap (defined below) until after the six-month anniversary of the date the New Warrants were issued to the undersigned by the Company.  The “Share Cap” shall mean [_______] shares of Common Stock of the Company.

HOLDERS:

Name of Holder:

Signature of Authorized Signatory of Holder: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Name of Holder:

Signature of Authorized Signatory of Holder: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

COMPANY:

BRAINSTORM CELL THERAPEUTICS INC.

By:
	Name:	Chaim Lebovits
	Title:	President and Chief Executive Officer